                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.6

                       OFFICE OF THE UNITED STATES TRUSTEE

                                                                     Page 1 of 3

In re:                                                         DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company
                                                                                       Statement Number:          27
Chapter 11                                                                          For the Period FROM:    1/1/2004
Case No. LA 01-44828-SB (Administratively Consolidated with                                          TO:   1/31/2004
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)                       Collateral           Concentration
                                                                 Account               Account
                                                              --------------        -------------
Balance before Statement #1                                       268,333.21            65,956.21
                                                              --------------        -------------
A.  Total Receipts per all Prior Interim Statements             4,687,137.14         3,616,666.40
                                                              --------------        -------------
B.  Less:  Total Disbursements per all Prior Statements         3,821,903.55         3,650,202.15
                                                              --------------        -------------
C.  Beginning Balance                                         $ 1,133,566.80        $   32,420.46
                                                              ==============        =============
D.  Receipts during Current Period

    Description

       1/6/2004    Wire Transfer                                                       177,000.00
       1/6/2004    Sony Pictures Classics                           7,161.00
       1/6/2004    A & E Home Video                                   234.88
       1/6/2004    Doniger & Fetter                                 1,916.98
      1/22/2004    Wire Transfer                                                        34,000.00
      1/30/2004    Kirchmedia                                     295,855.00
      1/30/2004    interest                                           729.06

      TOTAL RECEIPTS THIS PERIOD                                  305,896.92           211,000.00        -              -
                                                              --------------        -------------     ----           ----
E.  Balance Available (C plus D)                              $ 1,439,463.72        $  243,420.46     $  -           $  -
                                                              ==============        =============     ====           ====

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 27            Page 2 of 3

F. Less: Disbursements during Current Period:

  Date     Check No.           Payee/Purpose
---------  ---------  ---------------------------------
1/2/2004              ADP Fees                                                   239.05
1/6/2004              Wire Transfer                         177,000.00                -
1/7/2004              ADP Taxes                                                3,795.43
1/7/2004     37849    Bonded Services, Inc                                      6273.40
1/7/2004     37850    Bowne of Los Angeles, Inc                                  628.00
1/7/2004     37851    Clumeck,Stern,Phillips&Schenkelbu                         2577.50
1/7/2004     37852    Qwest Communications                                        38.15
1/7/2004     37853    SBC                                                         43.22
1/7/2004     37854    Franchise Tax Board                                        800.00
1/7/2004     37855    Franchise Tax Board                                        800.00
1/7/2004     37856    Franchise Tax Board                                      16000.00
1/7/2004     37857    Franchise Tax Board                                        800.00
1/7/2004     37859    Stutman Treister & Glatt                                137371.25
1/7/2004     37860    Holywood Creative Directory                                143.69
1/8/2004     8046     Payroll                                                    977.91
1/8/2004     8047     Payroll                                                   3249.04
1/8/2004     8048     Payroll                                                   1330.62
1/8/2004     8049     Payroll                                                   2288.38
1/16/2004             ADP Fees                                                   110.49
1/16/2004    37861    Federal Express                                             17.56
1/16/2004    37862    Marathon Services, Inc                                     259.80
1/16/2004    37863    USI of Southern California                                2849.00
1/21/2004             ADP Taxes                                                10198.03
1/22/2004             Wire Transfer                          34,000.00
1/22/2004    8050     Payroll                                                   1019.09
1/22/2004    8051     Payroll                                                   8855.10
1/22/2004    8052     Payroll                                                   1351.57
1/22/2004    8053     Payroll                                                   2385.39
1/23/2004             ADP Fees                                                    35.60
1/23/2004    37864    Blue Shield of California                                  316.00
1/23/2004    37865    Doniger & Fetter                                           412.68
1/23/2004    37866    Health Net                                                2339.39
1/23/2004    37868    KEVIN MARINO                                               437.29
1/23/2004    37869    Personnel Concepts Limited                                  13.96
1/23/2004    37870    Recall                                                     578.28
1/23/2004    37871    SBC                                                        331.08
1/23/2004    37872    KEREN AMINIA                                               249.75
1/29/2004    37873    Hodes Parking                                              360.00
1/30/2004             ADP Fees                                                   239.05

      TOTAL DISBURSEMENTS THIS PERIOD:                      211,000.00       209,714.75                -          -
                                                         -------------      -----------           ------  ---------
G.  Ending Balance (E less F)                            $1,228,463.72      $ 33,705.71           $    -  $       -
                                                         =============      ===========           ======  =========

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 27            Page 3 of 3

H.  (1)  Collateral Account:
          a)  Depository Name and Location:     Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                     323221556
     (2)  Concentration Account:
          a)  Depository Name and Location:     Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                     1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account     1891215236         $     1,000.00
Bank of Scotland - Pinocchio                 3506258           1,023,943.52     Pound Sterling Time Deposit
Bank of Scotland - Basil                     3506581             205,654.12     Pound Sterling Time Deposit (KL' s interest is 50%)
Allied Pinocchio                            10747301                 920.11     Pound Sterling
Freeway\Kushner-Locke                     323-509487         $       255.95
Edge Entertainment                        1891152710         $       444.92
European Films LTD                        1890563818         $     7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    BLT Venture                           178-71491-7        $ 16,890.04
    BLT Venture                           16-524173-1101     $    565.18
    KL MDP Sensation                      60-066-930         $ 17,724.61
    KL\7 Venture                          1890-69-6360       $ 11,933.25
    Denial Venture                        1890-69-6501       $ 42,285.67
    Cracker LLC                           1891-04-1665       $  1,000.00
    Swing                                 323-518095         $  6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                   /s/ Alice Neuhauser
                                                   ----------------------------
                                                   Debtor in Possession